Exhibit 99.1

For Immediate Release

July 19, 2005

Leesport Financial Corp. Reports Strong Second Quarter Earnings

Wyomissing, PA: Leesport Financial Corp. (NASDAQ: FLPB) reported net income for the six months ended June 30, 2005 was $4,005,000 as compared to $2,480,000 for the same period in 2004, a 61.5% increase.  Net income for the quarter ended June 30, 2005 was $2,226,000, a 77.8% increase over net income of $1,252,000 for the same period in 2004.  Total revenue for the six months ended June 30, 2005 was $35,570,000 as compared to $22,575,000 for the same period in 2004, a 57.6% increase.  Total revenue for the quarter ended June 30, 2005 was $18,126,000, a 61.9% increase over total revenue of $11,195,000 for the same period in 2004.  Results for the three and six-month periods ended June 30, 2005 include the purchase of Madison Bancshares Group, Ltd on October 1, 2004.

Vito A. DeLisi, Acting President and Chief Executive Officer, said, “We are very pleased with the results of the second quarter and believe we will continue to gain momentum and improve our profitability by offering our customers a variety of non-traditional banking products through our investment and insurance subsidiaries and by growing our core banking operation.”  “The addition of business equipment leasing into our product mix will also help cement our one stop strategy,” he added.

According to Alfred J.Weber, Chairman of the Board, “The executive search committee is progressing on schedule and expects to announce the appointment of the Chief Executive Officer position in the third quarter, 2005.  In the interim, the senior management team is continuing to work cooperatively to achieve record levels of earnings.”

Net Interest Income

For the six months ended June 30, 2005, net interest income before the provision for loan losses increased 62.8% to $14,633,000 compared to $8,986,000 for the same period in 2004.  The increase in net interest income for the six months resulted from a 61.8% increase in total interest income for the six months to $23,844,000 from $14,740,000 and a 60.1% increase in total interest expense to $9,211,000 from $5,754,000.  For the quarter ended June 30, 2005, net interest income before the provision for loan losses increased 63.9% to $7,455,000 compared to $4,548,000 for the same period in 2004.  The increase in net interest income for the quarter resulted from a 65.6% increase in total interest income for the quarter to $12,282,000 from $7,415,000 and a 68.4% increase in total interest expense to $4,827,000 from $2,867,000.

The increase in total interest income for the three and six months ended June 30, 2005 resulted from an increase in earning assets of $247,817,000 due to loans acquired from Madison, higher interest rates over the same period in 2004, and from organic loan growth.

The increase in total interest expense for the three and six month periods ended June 30, 2005 resulted from an increase in deposits of $187,477,000 due to deposits acquired from Madison, higher interest rates over the same period in 2004, and from organic deposit growth.

For the six months ended June 30, 2005, the net interest margin on a fully taxable equivalent basis was 3.81% as compared to 3.35% for the same period in 2004.  For the quarter ended June 30, 2005, the net interest margin on a fully taxable equivalent basis was 3.81% as compared to 3.36% for the same period in 2004 and 3.80% for the quarter ended March 31, 2005.  The improvement in net interest margin for the three and six month periods, as compared to the same periods in 2004, is due to the acquisition of Madison resulting in an increase in the commercial and consumer loan portfolios, an increase in the investment portfolio yield, increased non-interest bearing deposits, and lower long-term borrowing costs.

Net interest income after the provision for loan losses for the six months ended June 30, 2005 was $13,853,000 as compared to $8,326,000 for the same period in 2004, an increase of 66.4%.  Net interest income after the provision for loan losses for the quarter ended June 30, 2005 was $7,105,000 as compared to $4,248,000 for the same period in 2004, an increase of 67.3%.  The provision for loan losses for the six months ended June 30, 2005 was $780,000 compared to $660,000 for the same period in 2004.  The provision for loan losses for the quarter ended June 30, 2005 was $350,000 compared to $300,000 for the same period in 2004.  As of June 30, 2005, the allowance for loan losses was $7,170,000 compared to $4,801,000 as of June 30, 2004, an increase of 49.3%.  The increase in both the provision and allowance is due to an increase of $223,861,000 in outstanding loan balances and an increase of $4,679,000 from June 30, 2004 to June 30, 2005 in total non-performing assets.  The increase in total loans and non-performing assets is partly attributable to the Madison acquisition.  Management continues to evaluate and classify the loan portfolio utilizing consistent internal loan review protocol.  Management has determined that the current allowance for loan loss is adequate.

Non-Interest Income

Total non-interest income for the six months ended June 30, 2005 increased 49.7% to $11,726,000 compared to $7,835,000 for the same period in 2004.  Total non-interest income for the quarter ended June 30, 2005 increased 54.6% to $5,844,000 compared to $3,780,000 for the same period in 2004.

Net securities gains were $182,000 for the six months ended June 30, 2005 compared to $200,000 for the same period in 2004.  Net securities gains were $144,000 for the quarter ended June 30, 2005 compared to net securities gains of $46,000 for the same period in 2004.  These gains are primarily from the planned sales of equity portfolio holdings.

For the six months ended June 30, 2005, commissions and fees from insurance sales increased 13.7% to $5,949,000 as compared to $5,231,000 for the same period of 2004.  Commissions and fees from insurance sales for the quarter ended June 30, 2005 increased 13.5% to $2,871,000 as compared to $2,530,000 for the same period in 2004.  The increases were mainly attributed to organic growth in sales of insurance products offered through Essick & Barr, LLC, a wholly owned subsidiary of the Company.

For the six months ended June 30, 2005, income from mortgage banking activity increased to $2,468,000 from $484,000, or 409.9%, for the same period in 2004.  Income from mortgage banking activity was $1,281,000 for the quarter ended June 30, 2005 compared to $255,000 during the same period in 2004, an increase of 402.4%.  These three and six month increases are due primarily to the acquisition of Philadelphia Financial Mortgage Company, the mortgage banking division of Madison.

For the six months ended June 30, 2005, income from brokerage and investment advisory commissions and fee activity increased to $461,000 from $249,000, or 85.1%, for the same period in 2004.  Income from brokerage and investment advisory commissions and fee activity was $252,000 for the quarter ended June 30, 2005 compared to $120,000 during the same period in 2004, an increase of 110.0%.  These three and six month increases are due primarily to increased investment advisory services offered through Madison Financial Advisors, LLC

(formerly Leesport Wealth Management, LLC), a wholly owned subsidiary of the Company.

For the six months ended June 30, 2005, service charges on deposits increased to $1,283,000 from $848,000, or 51.3%, for the same period in 2004.  Service charges on deposits were $679,000 for the quarter ended June 30, 2005 compared to $422,000 during the same period in 2004, an increase of 60.9%.  These increases are due to the Madison acquisition and organic growth in deposits.

Non-Interest Expense

Total non-interest expense for the six months ended June 30, 2005 increased 54.4% to $20,421,000 compared to $13,229,000 for the same period in 2004.  Total non-interest expense for the quarter ended June 30, 2005 increased 51.8% to $10,037,000 compared to $6,614,000 for the same period in 2004.

Salaries and benefits were $11,677,000 for the six months ended June 30, 2005, an increase of 54.9% compared to $7,540,000 for the same period in 2004.  Salaries and benefits were $5,575,000 for the quarter ended June 30, 2005, an increase of 51.2% compared to $3,686,000 for the same period in 2004.  These increases are mainly attributed to the acquisition of Madison and general increases in employee benefits.  The salaries and benefits expense also includes total commissions paid of $878,000 for the quarter ended June 30, 2005 compared to $239,000 for the same period in 2004 and $1,649,000 for the six months ended June 30, 2005 compared to $500,000 for the same period in 2004.  This increase is due primarily to increased mortgage origination activity through the acquisition of Philadelphia Financial Mortgage Company and increased brokerage and investment advisory activity through Madison Financial Advisors.

For the six months ended June 30, 2005, occupancy expense and furniture and equipment expense increased to $3,434,000 from $1,930,000, or 77.9%, for the same period in 2004.  Occupancy expense and furniture and equipment expense were $1,720,000 for the quarter ended June 30, 2005 compared to $947,000 during the same period in 2004, an increase of 81.6%.  These increases are due primarily to the Madison acquisition.

Other operating expense increased to $5,310,000 for the six months ended June 30, 2005 compared to $3,759,000 for the same period in 2004.  Other operating expense increased to $2,742,000 for the quarter ended June 30, 2005 compared to $1,981,000 for the same period in 2004.  These increases are due primarily to the Madison acquisition.

Income Tax Expense

Income tax expense for the six months ended June 30, 2005 was $1,153,000, a 155.1% increase as compared to income tax expense of $452,000 for the six months ended June 30, 2004.  Income tax expense for the three months ended June 30, 2005 was $686,000, a 323.5% increase as compared to income tax expense of $162,000 for the three months ended June 30, 2004.  These increases are due primarily to increases in income before income taxes.

Earnings per Share

Diluted earnings per share for the six months ended June 30, 2005 were $0.79 on average shares outstanding of 5,083,590, a 16.2% increase as compared to diluted earnings per share of $0.68 on average shares outstanding of 3,645,265 for the six months ended June 30, 2004.  Diluted earnings per share for the three months ended June 30, 2005 were $0.44 on average shares outstanding of 5,098,076, a 29.4% increase as compared to diluted earnings per share of $0.34 on average shares outstanding of 3,650,054 for the three months ended June 30, 2004.  The increase in average shares outstanding is due primarily to the Madison acquisition.  Share amounts and per share amounts reflect the 5% stock dividend distributed to shareholders on January 14, 2005.

Assets, Liabilities and Equity

Due to the acquisition of Madison and annualized organic growth in loans of 6.8% and deposits of 2.9% for the six months ended June 30, 2005, total assets as of June 30, 2005 were $921,599,000, an annualized increase of 10.1% compared to December 31, 2004.  Total loans as of June 30, 2005 increased $20,165,000 to $616,493,000, and total deposits increased $8,924,000 to $621,215,000, respectively, compared to December 31, 2004.  Total borrowings as of June 30, 2005 were $193,497,000, an annualized increase of 36.6% as compared to December 31, 2004.  Commercial and consumer loan balances had annualized increases of 10.9% and 8.8%, respectively.

Shareholders’ equity increased as of June 30, 2005 to $93,806,000 from $90,935,000 at December 31, 2004, an annualized increase of 6.3%.  Included in shareholders’ equity is an unrealized loss position on available for sale securities, net of taxes, at June 30, 2005 of $969,000 compared to an unrealized loss position on available for sale securities, net of taxes, of $119,000 at December 31, 2004.

Leesport Financial Corp. is a diversified financial services company headquartered in Wyomissing, PA, offering banking, insurance (Insurance products offered through Essick & Barr, LLC), investments (Securities offered through UVEST Financial Services, a registered independent broker/dealer, Member NASD/SIPC), wealth management, equipment leasing, and title insurance services throughout Southeastern Pennsylvania.

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands, except per share data and percentages)

	Asset Quality Quarterly Data
	June 30,	December 31,
	2005	2004
	(unaudited)
Non-accrual loans	$3,611	$2,918
Loans past due 90 days or more	1,241	2,965
Renegotiated troubled debt	184	103
Total non-performing loans	5,036	5,986
Other real estate owned	971	19
Total non-performing assets	$6,007	$6,005

Loans outstanding at end of period	$616,493	$596,328
Allowance for loan losses	7,170	7,248

Net charge-offs to average loans (annualized)	0.29%	0.12%

Allowance for loan losses as a percent of total loans	1.16%	1.22%

Allowance for loan losses as percent of total non-performing loans	142.37%	121.08%

	Period Ending Balances
	June 30,	December 31,
	2005	2004
	(unaudited)
Assets
Investment securities and interest bearing cash	$185,495	$173,593
Mortgage loans held for sale	19,083	9,799
Loans:
Commercial loans	447,325	424,194
Consumer loans	129,973	124,486
Mortgage loans	38,955	46,595
Other	240	1,053
Total loans	$616,493	$596,328

Earning assets	$821,071	$779,720
Total assets	921,599	877,382

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	110,781	107,442
NOW, money market and savings	275,200	275,260
Time deposits	235,234	229,589
Total deposits	$621,215	$612,291

Federal funds purchased	$70,534	$36,092
Securities sold under agreements to repurchase	51,313	52,800

Long-term debt	51,500	54,500
Junior subordinated debt	20,150	20,150
Shareholders’ equity	$93,806	$90,935

Actual shares outstanding	5,052,879	4,984,376
Book value per share	$18.56	$18.24

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands)

	Average Balances		Average Balances
	For the Three Months Ended		For the Six Months Ended
	(unaudited)		(unaudited)
	June 30,	June 30,	June 30,	June 30,
	2005	2004	2005	2004
Assets
Investment securities and interest bearing cash	$190,758	$186,815	$183,483	$191,303
Mortgage loans held for sale	14,252	3,957	13,486	2,599
Loans:
Commercial loans	438,644	245,644	433,936	241,175
Consumer loans	125,793	89,313	124,985	87,138
Mortgage loans	37,256	36,581	40,944	36,480
Other	202	1,105	150	669
Total loans	$601,895	$372,643	$600,015	$365,462

Earning assets	$806,905	$563,415	$796,984	$559,364
Goodwill and intangible assets	44,409	13,402	44,106	13,363
Total assets	908,996	625,057	897,463	619,889

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	112,261	69,827	110,728	67,214
NOW, money market and savings	272,377	189,010	271,620	183,456
Time deposits	235,415	168,185	235,578	168,125
Total deposits	$620,053	$427,022	$617,926	$418,795

Short term borrowings	$65,680	$44,471	$55,972	$48,372
Securities sold under agreements to repurchase	47,092	41,735	47,725	40,483

Long-term debt	54,434	33,192	54,652	33,846
Junior subordinated debt	20,150	15,000	20,150	15,000
Shareholders’ equity	$92,071	$54,306	$91,768	$54,433

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands, except per share data and percentages)

	For the Three Months Ended			For the Six Months
	(unaudited)			(unaudited)
	June 30,	June 30,		June 30,	June 30,
	2005	2004		2005	2004
Interest income	$12,282	$7,415		$23,844	$14,740
Interest expense	4,827	2,867		9,211	5,754
Net interest income	7,455	4,548		14,633	8,986
Provision for loan losses	350	300		780	660
Net Interest Income after provision for loan losses	7,105	4,248		13,853	8,326

Securities gains, net	144	46		182	200
Commissions and fees from insurance sales	2,871	2,530		5,949	5,231
Mortgage banking activities	1,281	255		2,468	484
Brokerage and investment advisory commissions and fees	252	120		461	249
Service charges on deposits	679	422		1,283	848
Other income	617	407		1,383	823
Total non-interest income	5,844	3,780		11,726	7,835

Salaries and employee benefits	5,575	3,686		11,677	7,540
Occupancy expense	1,103	508		2,217	1,045
Furniture and equipment expense	617	439		1,217	885
Other operating expense	2,742	1,981		5,310	3,759
Merger related expense	—	—		—	—
Total non-interest expense	10,037	6,614		20,421	13,229
Income before income taxes	2,912	1,414		5,158	2,932
Income taxes	686	162		1,153	452
Net income	$2,226	$1,252		$4,005	$2,480

Per Share Data:
Basic average shares outstanding	5,031,324	3,586,320	*	5,014,698	3,578,601	*
Diluted average shares outstanding	5,098,076	3,650,054	*	5,083,590	3,645,265	*
Basic earnings per share	$0.44	$0.35	*	0.80	0.70	*
Diluted earnings per share	0.44	0.34	*	0.79	0.68	*
Cash dividends per share	0.17	0.166	*	0.34	0.32	*

Profitability Ratios:
Return on average assets	0.98%	0.81%		0.90%	0.80%
Return on average shareholders’ equity	9.70%	9.28%		8.80%	9.16%
Return on average tangible equity (equity less goodwill and intangible assets)	18.73%	12.31%		16.95%	12.14%
Net interest margin (fully taxable equivalent)	3.81%	3.36%		3.81%	3.35%

*            References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on January 14, 2005.

LEESPORT FINANCIAL CORP.

UNAUDITED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	June 30,	June 30,
	2005	2004
Assets
Cash and due from banks	$20,332	$19,447
Interest-bearing deposits in banks	1,031	30
Total cash and cash equivalents	21,363	19,477

Mortgage loans held for sale	19,083	1,921
Securities available for sale	178,176	178,671
Securities held to maturity	6,288	—
Loans, net of allowance for loan losses 06/2005 - $7,170; 06/2004 - $4,801	609,323	387,831
Premises and equipment, net	8,054	13,253
Identifiable intangible assets	5,470	4,191
Goodwill	38,840	9,580
Bank owned life insurance	11,593	11,103
Other assets	23,409	16,936
Total assets	$921,599	$642,963

Liabilities And Shareholders’ Equity Liabilities
Deposits:
Non-interest bearing	$110,781	$69,930
Interest bearing	510,434	363,807
Total deposits	621,215	433,737
Securities sold under agreements to repurchase	51,313	46,867
Federal funds purchased	70,534	51,360
Long-term debt	51,500	31,000
Junior subordinated debt	20,150	15,000
Other liabilities	13,081	12,910
Total liabilities	827,793	590,874

Shareholders’ Equity
Common stock, $5.00 par value ;
Authorized 20,000,000 shares;
5,039,937 shares issued at March 31, 2005 and 3,630,449 shares issued at March 31, 2004	25,436	17,296
Surplus	52,132	18,844
Retained earnings	17,887	19,854
Accumulated other comprehensive income	(969)	(3,009)
Treasury stock; 34,691 shares at March 31, 2005 and 42,036 shares at March 31, 2004, at cost	(680)	(896)
Total shareholders’ equity	93,806	52,089
Total liabilities and shareholders’ equity	$921,599	$642,963

SELECTED HIGHLIGHTS

Cash Dividends Declared
2nd Qtr. 2004	$0.1620
3rd Qtr. 2004	$0.1620
4th Qtr. 2004	$0.1620
1st Qtr. 2005	$0.1700
2nd Qtr. 2005	$0.1700

Common Stock (FLPB)

Quarterly Closing Price
06/30/2004	$21.77
09/30/2004	$21.45
12/31/2004	$25.10
03/31/2005	$23.65
06/30/2005	$23.25

LEESPORT FINANCIAL CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands, except share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2005	2004		2005	2004
Interest Income
Interest and fees on loans	$10,230	$5,604		$19,903	$10,956
Interest on securities:
Taxable	1,695	1,493		3,264	3,132
Tax-exempt	191	220		356	449
Dividend income	151	96		295	198
Other interest income	15	2		26	5
Total interest income	12,282	7,415		23,844	14,740

Interest Expense
Interest on deposits	3,202	2,065		6,222	4,114
Interest on short-term borrowings	522	139		846	304
Interest on securities sold under agreements to repurchase	295	184		568	363
Interest on long-term debt	433	277		867	578
Interest on junior subordinated debt	375	202		708	395
Total interest expense	4,827	2,867		9,211	5,754

Net interest income	7,455	4,548		14,633	8,986
Provision for loan losses	350	300		780	660
Net interest income after provision for loan losses	7,105	4,248		13,853	8,326

Other income:
Customer service fees	679	422		1,283	848
Mortgage banking activities, net	1,281	255		2,468	484
Commissions and fees from insurance sales	2,871	2,530		5,949	5,231
Broker and investment advisory commissions and fees	252	120		461	249
Gain on sale of loans	85	85		331	51
Gain (loss) on sales of securities	144	46		182	200
Other income	532	322		1,052	772
Total other income	5,844	3,780		11,726	7,835

Other expense:
Salaries and employee benefits	5,575	3,686		11,677	7,540
Occupancy expense	1,103	508		2,217	1,045
Furniture and equipment expense	617	439		1,217	885
Marketing and advertising expense	400	361		743	666
Identifiable intangible amortization	160	94		320	178
Professional services	370	311		679	566
Outside processing expense	664	500		1,341	1,021
Insurance expense	114	122		316	222
Other expense	1,034	593		1,911	1,106
Total other expense	10,037	6,614		20,421	13,229

Income before income taxes	2,912	1,414		5,158	2,932
Income taxes	686	162		1,153	452
Net income	$2,226	$1,252		$4,005	$2,480

Earnings Per Share Data
Average shares outstanding	5,031,324	3,586,320	*	5,014,698	3,645,265	*
Basic earnings per share	$0.44	$0.35	*	$0.80	$0.70	*
Average shares outstanding for diluted earnings per share	5,098,076	3,650,054	*	5,083,590	3,645,128	*
Diluted earnings per share	$0.44	$0.34	*	$0.79	$0.68	*
Cash dividends delared per share	$0.17	$0.16	*	$0.34	$0.32	*

*      References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on January 14, 2005.

Leesport Financial Corp.

Leesport Bank

•                  Madison Bank

•                  Madison Equipment Leasing

Essick & Barr LLC

•                  Essick & Barr Insurance

•                  The Boothby Group

•                  Madison Insurance Consultants

Madison Financial Advisors LLC

Leesport Realty Solutions, Inc.

Leesport Mortgage LLC

For additional information, contact:

Edward C. Barrett

Chief Financial Officer

610.478.9922 x251

ebarrett@leesportfc.com

www.leesportfc.com

NASDAQ: FLPB

This release may contain forward-looking statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.